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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 20, 2004

                               NAVARRE CORPORATION
             (Exact name of Registrant as specified in its charter)


          MINNESOTA                     0-22982                   41-1704319
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

                   7400 49TH AVENUE NORTH, NEW HOPE, MN 55428
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (763) 535-8333


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On July 19, 2004, Navarre Corporation (the "Registrant") dismissed Ernst & Young LLP ("E&Y") as the Registrant's independent auditors. On July 19, 2004, the Registrant engaged Grant Thornton LLP as its successor independent audit firm. The Registrant's dismissal of E&Y and engagement of Grant Thornton LLP was approved by the Registrant's Audit Committee on July 19, 2004.

         E&Y served as the Registrant's independent accountants to audit the Registrant's two most recent fiscal year ends. E&Y's reports on the Registrant's financial statements for each of those years (fiscal years ended March 31, 2003 and 2004) did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the Registrant's two most recent fiscal year ends (fiscal years ended March 31, 2003 and 2004) and through the interim period until E&Y's dismissal, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused them to make reference thereto in their report on the financial statements for such years.

         The Registrant has provided E&Y with a copy of the above disclosures in response to Item 304(a) of Regulation S-K in conjunction with filing of this Form 8-K/A. The Registrant has requested that E&Y deliver to the Registrant a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant in response to Item 304(a) of Regulation S-K, and if not, stating the respects in which it does not agree.

         E&Y's letter is filed herewith as Exhibit 16. A copy of the press release announcing the dismissal of E&Y and the engagement of Grant Thornton LLP is incorporated herein and attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

Number            Description
------            -----------
 16               Letter from Ernst & Young LLP to the Securities and Exchange
                  Commission dated July 30, 2004.
 99.1             Press Release dated July 20, 2004

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           NAVARRE CORPORATION

                                           By: /s/ Eric H. Paulson
                                           -----------------------
                                           Eric H. Paulson
                                           Chairman of the Board, President and
                                           Chief Executive Officer

Dated: August 2, 2004


                                  EXHIBIT INDEX

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
Exhibit No. 16        Letter from Ernst & Young LLP dated July 30, 2004.


Exhibit No. 99.1      Press Release dated July 20, 2004.
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